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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

   Date of Report (Date of earliest event reported):          June 11, 1997


                         THE COLONIAL BANCGROUP, INC.
            (Exact name of registrant as specified in its charter)

           Delaware                 1-13508             63-0661573
 (State of Incorporation)    (Commission File No.)   (IRS Employer I.D. No.)


     One Commerce Street, Montgomery, Alabama                   36104
     (Address of Principal Executive Office)                  (Zip Code)


      Registrant's telephone number, including area code:  334-240-5000




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Item 5.                 Publication of Combined Financial Results


On April 22,1997, The Colonial BancGroup, Inc. ("BancGroup") acquired by merger Fort Brooke Bancorporation ("Fort Brooke"). This combination was accounted for by the pooling-of-interests method. The following financial results include Fort Brooke for the five months ended May 31, 1997.

(Dollars in thousands)

Net Interest Income             $   90,508

Net Income                      $   29,781

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                                  SIGNATURES




        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE COLONIAL BANCGROUP, INC.
                                        ----------------------------
                                                 (Registrant)

Date:   June 11, 1997                   /s/ W. Flake Oakley
                                        ----------------------------
                                              W. Flake Oakley
                                              Chief Financial Officer